Financial Assets at Fair Value through Other Comprehensive Income	12 Months Ended
Dec. 31, 2019
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Financial Assets at Fair Value through Other Comprehensive Income
24.	FINANCIAL ASSETS AT FAIR VALUE THROUGH OTHER COMPREHENSIVE INCOME

	2018	2019
Listed in the PRC	147	143
Listed outside the PRC	3,698	3,125
Unlisted	58	55

	3,903	3,323

For the year ended December 31, 2019, decrease in fair value of financial assets at fair value through other comprehensive income amounted to approximately RMB583 million (2017: decrease of approximately RMB56 million; 2018: decrease of approximately RMB383 million). The decrease, net of tax impact, of approximately RMB581 million (2017: decrease, net of tax impact, of approximately RMB58 million; 2018: decrease, net of tax impact, of approximately RMB381 million) has been recorded in the consolidated statements of comprehensive income.